UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  February 2, 2006


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware                 1-2691           13-1502798
(State of Incorporation) (Commission File Number) (IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
(Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on February 2, 2006 as Exhibit 99.1, which is included herein. This press release was issued to report January traffic for American Airlines, Inc.











                          SIGNATURE



     Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American  Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  February 7, 2006








                        EXHIBIT INDEX


Exhibit        Description

99.1      Press Release








                                        Exhibit 99.1

                                        CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Thursday, Feb. 2, 2006



          AMERICAN AIRLINES REPORTS JANUARY TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported a January load factor of 75.1 percent - an increase of 1.8 points compared to the same period last year. Traffic grew by 4.4 percent year over year, on a 1.9 percent increase in capacity.
     Domestic traffic increased by 3.5 percent compared to last year on flat capacity. International traffic increased by 6.1 percent relative to last year, on a capacity increase of 5.8 percent.
     American boarded 7.8 million passengers in January.

     Detailed traffic and capacity data are on the following pages:



















             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                           JANUARY
                                2006         2005      CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                   11,031,198  10,565,820       4.4 %
      D.O.T. DOMESTIC        7,194,050   6,949,139       3.5
      INTERNATIONAL          3,837,148   3,616,681       6.1
      ATLANTIC               1,329,668   1,255,400       5.9
      LATIN AMERICA          2,026,175   1,980,191       2.3
      PACIFIC                  481,305     381,091      26.3

AVAILABLE SEAT MILES (000)
   SYSTEM                   14,685,554  14,410,762       1.9 %
      D.O.T. DOMESTIC        9,481,310   9,492,986      (0.1)
      INTERNATIONAL          5,204,244   4,917,776       5.8
      ATLANTIC               1,864,137   1,701,430       9.6
      LATIN AMERICA          2,708,229   2,721,742      (0.5)
      PACIFIC                  631,878     494,604      27.8

LOAD FACTOR
   SYSTEM                         75.1 %      73.3 %     1.8 Pts
      D.O.T. DOMESTIC             75.8        73.2       2.6
      INTERNATIONAL               73.7        73.5       0.2
      ATLANTIC                    71.3        73.7      (2.4)
      LATIN AMERICA               74.8        72.7       2.1
      PACIFIC                     76.1          77      (0.9)

PASSENGERS BOARDED           7,796,721   7,454,853       4.6 %

SYSTEM CARGO TON MILES (000)   166,172     169,417      (1.9) %











             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                     YEAR-TO-DATE JANUARY
                                2006        2005       CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                   11,031,198  10,565,820       4.4 %
      D.O.T. DOMESTIC        7,194,050   6,949,139       3.5
      INTERNATIONAL          3,837,148   3,616,681       6.1
      ATLANTIC               1,329,668   1,255,400       5.9
      LATIN AMERICA          2,026,175   1,980,191       2.3
      PACIFIC                  481,305     381,091      26.3

AVAILABLE SEAT MILES (000)
   SYSTEM                   14,685,554  14,410,762       1.9 %
      D.O.T. DOMESTIC        9,481,310   9,492,986      (0.1)
      INTERNATIONAL          5,204,244   4,917,776       5.8
      ATLANTIC               1,864,137   1,701,430       9.6
      LATIN AMERICA          2,708,229   2,721,742      (0.5)
      PACIFIC                  631,878     494,604      27.8

LOAD FACTOR
   SYSTEM                         75.1 %      73.3 %     1.8 Pts
      D.O.T. DOMESTIC             75.8        73.2       2.6
      INTERNATIONAL               73.7        73.5       0.2
      ATLANTIC                    71.3        73.7      (2.4)
      LATIN AMERICA               74.8        72.7       2.1
      PACIFIC                     76.1          77      (0.9)

PASSENGERS BOARDED           7,796,721   7,454,853       4.6 %

SYSTEM CARGO TON MILES (000)   166,172     169,417     (1.9) %



                             ###

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